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EX-99.2

                                 GLOBAL MEDICAL
                       PRODUCTS HOLDINGS, INC. letterhead



July 15, 2003


Mr.  Jeff Garrison
President
Stonefield Josephson, Inc.
1620 26th Street, Suite 400 South
Santa Monica, California 90404

Dear Mr. Garrison:

Please find attached the Answers to Open Issues for Global Medical Products Holdings, Inc. relating to the fiscal year 2002.

The Company believes that there are no auditing or accounting differences between your firm and Global Medical Products Holdings, Inc. I will assume this to be correct unless I hear from you otherwise.

Sincerely,


/s/ Douglas P. Brown

Douglas P. Brown
President


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1.       DETERMINE THE PROPER LAWSUIT SETTLEMENT COSTS OF THE COMPANY WITH THE
         BARREN GROUP PENDING RESOLUTION OF THE OUTSTANDING ISSUES BELOW.

              There were no settlement costs per say. Preferred stock was issued based on the investment amount of $315,000.

2. CONCLUDE HOW THE INVESTMENTS MADE BY THE BARREN GROUP WERE RECORDED IN THE PRIOR PERIOD. THE AMOUNT NEEDS TO BE SUBTRACTED FROM THE LAWSUIT SETTLEMENT IF THESE WERE RECORDED IN THE PROPER PERIOD. AS OF NOW, DOUG BROWN COULD NOT FIND ANY EVIDENCE THAT SUCH INVESTMENTS OR SERVICES WERE RECORDED PRIOR TO 12-31-01. HE SAID INVESTMENTS CLAIMED BY THE BARREN GROUP WERE TAKEN BY THE CHAIRMAN. THE CHAIRMAN THEN IN TURN LOANED THE MONEY TO THE COMPANY. IF THIS IS TRUE, WE ASK YOU TO SUPPLY EVIDENCE TOWARDS THIS CONCLUSION.

              Investments made by the Barren-Benz Investment Groups were not recorded during the year 2001. A cursory review of the financial statements audited by Weinberg & Company, P.A. does not indicate any entry as to the two group's investments. The Settlement Agreement and Stipulation initiated in December 2001 recognizes and admits to a total investment 0f $305,750. This settlement was finalized by the acceptance by the Superior Court of Los Angeles County in March 2002.

              Of the amount invested, $104,500 was invested by Barren into activities of the acquired corporation, Cerno Holdings, Inc. under a convertible loan instrument, prior to acquisition by Global Medical Products Holdings, Inc. Subsequent to that time and prior to December 2001, additional funds and/or stock were used for the benefit of Global Medical Products Holdings in the amount of $111,250. None of these items were booked into the financial records of Global Medical Products Holdings.

              In July, the former Chairman of the Board, Charles Kallmann, in a memo dated July, 11, 2001, confirmed the investment amounts to that date which included an amount of $45,000 by Chris Benz or affiliate which was not booked by the predecessor corporation or by Global Medical Products Holdings, Inc. Subsequent to that memo the Benz Group issued funds to the Company through Charles Kallmann in the amount of $35,000. This funding was never booked by the Company as a benefit to the Benz Group during 2001 and the funds were retained by Kallmann. An additional $10,000 was expended on behalf of the company through the use of stock owned by the Benz Investment Group.

3. THE PRIOR ACCOUNTANT AMENDED THE 12-31-01 10KSB FOR G&A EXPENSES OF APPROXIMATELY $160,000. WHAT IS THE NATURE OF THESE PRIOR PERIOD ADJUSTMENTS? DOES IT RELATE TO THE LAWSUIT SETTLEMENT? PLEASE PROVIDE THE DETAIL.

              The amount was amended in the amount of $136,255 which was an adjustment of $83,210 in professional fees and $53,045 in other general and administrative fees. A review of the 10KSB issued on 4/16/2002 page F-4 and the 10KSB-A issued 6-19-2002 will show that the accountant erroneously showed an accumulated gain of $136,255 which was not possible due to the recapitalization of the company of July 1, 2001.

              This does not relate to the lawsuit.

4. AMOUNT OF OFFICER LOAN TO KALLMANN WAS WRITTEN DOWN DURING THE YEAR AND RECORDED AS A GAIN FROM FORGIVENESS OF DEBT IN 2002. IF THIS IS RELATED TO BARREN INVESTMENT, IT SHOULD BE WRITTEN OFF AGAINST THE SETTLEMENT COST TO AVOID THE POSSIBILITY OF OVERSTATEMENT OF GAIN IN 2002 AND OVERSTATEMENT OF LOSS IN 2001.

              This refers mistakenly to Kallmann loan to Company. This amount was transferred to Contingent Liabilities as a disputed amount.

              Again, not related to Barren investment or settlement of lawsuit.


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5.       THE PREDECESSOR ACCOUNTANT CHALLENGED THE ACTUAL PERIOD OF THE LAWSUIT
         SETTLEMENT. THE SETTLEMENT AGREEMENT SIGNED IN DECEMBER 2001, USED FOR THE BASIS OF OUR CONCLUSION FOR RECORDING THE PRIOR ADJUSTMENT, WAS QUESTIONED BY THE PRIOR ACCOUNTANT AS A DOCUMENT THAT WAS CREATED BY THE CLIENT. THE CLIENT NEEDS TO PROVIDE THE PROPER DOCUMENTATION AND SUPPORT THEIR POSITION.

              Of course it was created by the client as a settlement document and was initiated in December 2001. However, the document and resultant settlement was not formalized until it was filed with and accepted by the court in 2002 and the case was dismissed. This was addressed in the 2001 10KSB-A (see Note 9 Subsequent Events) as well as in Note 7 of the 1st quarter 2002 quarterly report.

              You already have this documentation as it is quoted in #7 below.

6. NEED RESPONSE FROM WEINBERG ON LETTER SENT REGARDING THE PRIOR PERIOD ADJUSTMENTS. (SEE #3)

              As stated in #3 above. This does not require an answer from Weinberg.

7. NEED SUPPORTING DOCUMENT TO BACK-UP THE CHANGE OF THE LAWSUIT SETTLEMENT TERM OF GIVING UP 50.9% OF COMPANY INTEREST INTO 52.5%. (AGREEMENT STATED 50.9% AND CLIENT CLAIMED 52.5%).

              See attached document.

8. THE COMPANY HAD VARIOUS ACQUISITIONS DURING THE YEAR. PROVIDE AN AGREEMENT OR DOCUMENT SUPPORTING THE ACQUISITIONS IF NOT ALREADY DONE SO. THERE IS MORE THAN ONE "AGREEMENT IN PRINCIPLE" FOR THE GLOBAL GLASS SOURCE ACQUISITION. EACH ONE HAS DIFFERENT TERMS. CLARIFY THE ACTUAL TERMS OF THE PURCHASE AGREEMENT AND ASCERTAIN THAT ALL TERMS HAVE BEEN FOLLOWED. NEED TO KNOW THE ACTUAL CONSIDERATION AND CONTINGENCIES FOR THE ACQUISITION. CLARIFY THE ACTUAL SHARES ISSUED FOR THE FINDERS' FEE OF 10% VS. 4% AS STATED IN THE AGREEMENT. CLARIFY THE AMENDMENT TO THE "AGREEMENT IN PRINCIPLE." HAS THE PURCHASE OF PREFERRED SHARES BY USING COMMON SHARES TAKEN PLACE? IS THIS RELATED TO ANOTHER AGREEMENT BETWEEN THE COMPANY AND JWG ENTERPRISES, INC. ON THE PURCHASE OF PREFERRED STOCK BY GIVING UP COMMON STOCK? WHO IS JWG ENTERPRISES? WHY DOES JWG ENTERPRISES PURCHASE PREFERRED STOCK? WHAT IS THE UNDERLYING REASON FOR THE TRANSACTION. HOW DID YOU COME UP WITH THE RATIO ON THE EXCHANGE OF THESE SHARES?

              a.  All agreements have been provided.
              b. The Global Glass Agreement is the physically signed one as well as the amendment of 11/14.02.
              c. The Company has complied with the provisions of the Agreement by having issued the stock as consideration. The stock is held in abeyance of receiving the required documentation, i.e., the audited financials, the opinion of Chinese counsel and the delivery of the capital stock of Global Glass, all beyond the control of Global Medical Products Holdings.
              d. The finders' fees associated with the acquisitions were modified proportionately with the change in the size of the reverse split, 1 for 20 versus 1 for 50. The finders' fees were based on dollar amount versus share amount.
              e. The conditions of the Agreement are the same with the exception of the correction as related to the increased reverse split.


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              f.  The purchase of the preferred shares has been effectuated by
                  JWG group. The Global Glass side has not been effectuated since they have yet to provide the necessary documents.
              g. JWG is a Nevada corporation whose sole shareholder is J.W. Garnick, a British citizen. The Barren group transferred all rights to the preferred ownership in 2001 to JWG as payment on an outstanding debt.
              h. Agreement to purchase is attached. You presently have a copy of this document.
              i. Calculation of preferred issuance. This calculation was based prior to split on an outstanding of 74,075,144. This will amended and additional shares issued at some point in the future to balance the issue to 52.5% of the actual issue.

              74,075,144           shares issued and outstanding
             (24,800,001)          payment in shares back
             --------------------------------------------
              49,275,143           balance
           divided by 0.475        reciprocal to 52.5 preferred ownership
             103,737,143           total voting share equivalent
             (49,275,143)          issued common stock after purchase
             --------------------------------------------------------
              54,462,000           common equivalent to 52.5% of voting shares
            divided by 10          voting ratio of preferred to common
               5,446,200           equals 52.5% of voting rights
            divided by 3
               1,815,400           equals payment of 8,266,667 shares = 17.5%

9. WHY IS THERE A LONG TERM DELAY ON CLOSING? IS IT CAUSED BY CHANGE OF TERMS SUCH AS ADDITIONAL CONSIDERATION OR CONDITIONS?

              The delays are multi-pronged:

              A. We not received the legal opinion of Chinese counsel relating to the acquisitions;
              B. We are awaiting the delivery of capital stock from the acquired corporations;
              C. We are still awaiting the financial statements from the acquired companies.

10.      NEED THE FINANCIAL STATEMENTS OF COMPANIES BEING ACQUIRED.

              See 9 C above.

11. NEED TO CONFIRM DIRECTLY WITH THE SELLERS ON CHANGE OF TERMS, IF ANY, STATUS OF THE ACQUISITIONS AND THEIR UNDERSTANDING OF WHEN THE TRANSACTION CLOSED OR WILL BE CLOSED. PROVIDE TO US THE CURRENT STATUS OF THE ACQUISITION.

              There is no need to confirm. We are waiting on three items as stated in #9 above. Upon receipt we will be able to effect the prior closings.

12. SHARES FOR THE ACQUISITIONS WERE ISSUED BEFORE 12-30-02 TO CERTAIN PARTIES. NEED FULL DISCLOSURE OF THE RELATIONSHIP OF THE PARTIES INVOLVED. EXPLAIN REASONS FOR SHARES ISSUED TO SELLERS EVEN THOUGH TRANSACTIONS WERE NOT CLOSED.

              The stock was authorized for issuance pending the receipt of final documents and a show good faith. The shares were issued to the designated agent of the various groups, Allen Lin. In January 2003, 1,750,000 shares were released to Stason Pharmeceuticals for the purchase of EZ Trac Labs as a payment for the assumed note of Kaire Holdings in the amount of $175,000. The remainder remain in the possession of Allen Lin and Niagara Holdings, Inc. awaiting receipt of final documents.


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13.      SAMSON FOK, WHO OWNS ONE SHARE OF GLOBAL GLASS SOURCE SIGNED THE
         ACQUISITION AGREEMENT OF GLOBAL GLASS SOURCE. THE ACQUISITION AGREEMENT ALSO STATES THAT LIN GROUP IS THE100% OWNER OF GLOBAL GLASS SOURCE AND HE RECEIVED SHARES RELATED TO THE ACQUISITION. HOWEVER, ANOTHER RECORD INDICATES THAT WONG HOI YIM IS THE 99% CURRENT OWNER OF GLOBAL GLASS. PLEASE CLARIFY ALL THESE OWNERSHIP ISSUES AND WHETHER WONG APPROVED THE SALE OF GLOBAL GLASS.

              Samson Fok is the Managing Director (sole officer and Director) and has the legal authority to effectuate any transaction.


14. NEED TO KNOW THE STATUS OF THE CHINESE GOVERNMENT APPROVAL ON ALL ACQUISITIONS AND WHY IT IS TAKING SO LONG. PROVIDE SUPPORTING DOCUMENTS TO SUBSTANTIATE THE CURRENT STATUS OF THESE TRANSACTIONS.

              We are awaiting the certified financial statements and the transfer of stock ownership. At that time we will also obtain opinion from Chinese counsel.

15. 10KSB AND 10QSB FILING EARLIER MENTIONED THE COMPANY IS ACQUIRING H&H GLASS IN U.S. WHICH IS OWNED BY LIN, AND IS THE ONLY CUSTOMER OF GLOBAL GLASS SOURCE IN H.K. WHAT HAPPENED TO THIS TRANSACTION?

              There was an initial agreement to acquire H&H Glass. However, these discussions were terminated in favor of the acquisition of Global Glass Source.

16. THE ATTORNEY PROVIDED A LETTER REGARDING THE SHARES ISSUED TO DOUG BROWN, JOHN ROLLS AND BARREN ARE NOT SUBJECT TO PAYROLL TAXES. SINCE WE COULD NOT OBTAIN PRIOR YEAR WORK PAPERS FROM PRIOR ACCOUNTANTS, THE ATTORNEY SHOULD ATTEST TO US THAT THE COMPANY DOES NOT OWE ANY OF THE PAYROLL TAXES RELATED TO THE ISSUANCE OF SHARES IN THE PRIOR YEARS. PER 12-31-01 10KSB, ANNUAL COMPENSATION STATED THAT KALLMANN, EX-CHAIRMAN OF GLOBAL MEDICAL, RECEIVED $975,063, DOUG BROWN $81,625 AND JOHN ROLLS $83,000 OF COMPENSATION FROM STOCK ISSUANCE. IF ACCRUED PAYROLL TAXES WERE REQUIRED ON THE ABOVE AND NOT YET PAID, WE NEED TO REFLECT THESE ACCRUED PAYROLL TAX LIABILITIES ON THE CURRENT YEAR FINANCIAL STATEMENTS ALSO.

              As previously stated and confirmed, the agreements with all individuals are on a consulting, independent contractor basis. Therefore, all tax liabilities are the responsibility of the individual who received stock as payment for services.

17. PLEASE PROVIDE THE DEFERRED CONSULTING FEES FROM THE PRIOR YEAR AND AMORTIZATION RELATED TO IT.

              See attached file.

18. PLEASE RECONCILE THE OPEN EQUITY BALANCE ON QUICKBOOKS TO THE PRIOR YEAR'S AUDITED BALANCES AND HOW THE WRITE-OFF OF KALLMANN'S NOTE WAS RECORDED ON QUICKBOOKS.

              This amount was adjusted based on testimony of Kallmann in court hearing in the San Diego Superior Court. The original amounts were included by previous accounting firms and not backed by documentation. This a moot event at this time since it was resolved through a settlement in the San Diego Superior Court (You have that document).


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19.      PRIOR YEAR STATEMENT - WE NEED ACKNOWLEDGEMENT FROM WEINBERG THAT THE
         PRIOR YEAR'S FINANCIAL STATEMENTS THAT THEY AUDITED ARE BEING RESTATED. IF THEY WANT TO ALLEGE THAT THE SETTLEMENT AGREEMENT THAT WE REVIEWED WAS CONTRIVED, THEN WE CAN GET THIRD PARTY VERIFICATION OF ITS LEGITIMACY - DOCUMENT WITH OUTSIDE ATTORNEYS, ETC. I HAD TRIED TO EXPLAIN THIS TO DOUG BROWN, BUT I AM NOT SURE THAT HE REALIZES THAT THE BALL IS IN HIS COURT ON THIS ISSUE.

              Weinberg and Company, P.A. made indications of the settlement their restated 10KSB-A filed in 2002 as well as in their review of the 1st Quarter of 2002. Weinberg and Company through Bruce Weinberg have denied any statements made to Stonefield relating to contrived issues. See attached email from Bruce Weinberg

20.      PLEASE PROVIDE CLIENT REPRESENTATION LETTER.

              Document previously sent to your firm.